Exhibit 30(e)(20)

Variable Universal Life Defender® DVUL
Telephone Transaction Request
Minnesota Life Insurance Company - a Securian Financial company
Life Policy Administration • 400 Robert Street North, St. Paul, MN 55101-2098

Call ended at:		Call ID:		Policy number (for existing policies)

AM/PM
Processed by:			Date processed:

Must ask for each policy:

Policyowner:

Was this transaction initiated by you or the financial professional?	☐ Financial professional	☐ Policyowner
Is your financial professional aware of this transaction?	☐ Yes ☐ No

Financial professional/OA:

Was this transaction initiated by you or the policyowner?	☐ Financial professional	☐ Policyowner
Did the policyowner authorize you to request this transaction on their behalf?	☐ Yes ☐ No

Just to confirm, for policy number _____________________ you are (add transaction information here) _______________ ____________________________. The time is now _______________. This will be processed (today/tomorrow) and the (check/confirmation) will be mailed to (you/the policyowner) (tomorrow/next business day). Is that correct?”

**	Check to see if this policy has the No Lapse Guarantee Agreement or the Death Benefit Guarantee Flex Agreement**

All Policies

Loans:

☐ Quote loan

☐ Advised tax gain

If there is a gain, should taxes be withheld? ☐ Yes ☐ No

☐ Verified address has not been changed in the last 60 days

Select Interest Rate Type:

All Policies	With DBGA-FLEX	With NLGA
☐ Fixed

Client: Did you consult with your financial professional about this transaction and how it can affect your policy? If no, read the following:

☐ This policy has the Death Benefit Guarantee Flex Agreement, this request could alter how the benefit will affect your policy. Please see your prospectus or contact your financial professional(s) for additional questions.

Rep: Did you discuss this transaction with your client? If no, read the following:

☐ Since this policy has the Death Benefit Guarantee Flex Agreement, this request could alter how the benefit will affect the policy.

Client or Rep: This policy has the No Lapse Guarantee Agreement, if you choose a fixed policy loan, you should be aware that any fixed interest rate loan repayment will be allocated to all of your accounts (other than the fixed loan account) on a pro-rata basis based on the value in each of the accounts.

☐ Variable

**DISCLAIMER - If you choose a variable policy loan you should be aware that loan interest rates are tied to an index and may change at policy anniversary. Policy loans with a variable interest rate may present a greater risk to the owner. The interest credited to the portion of the Accumulation Value securing the cumulative loan balance may be considerably lower or higher than the current loan interest rate. You should carefully consider whether taking a policy loan with a variable interest rate is in your best interest.

☐ I have read the above disclaimer as applicable to the policyowner/financial professional in full.

Securian Financial is the marketing name for Minnesota Life Insurance Company. Insurance products are issued by Minnesota Life Insurance Company.

F83362 Rev 5-2023	1 of 12

☐	Change interest rate/loan type ☐ Fixed interest rate ☐ Indexed loan ☐ Variable interest rate (NOTE: An interest rate change is allowed once per year from the date of last interest rate change)

Loan	amount $__________________or Max ☐

Process policy loan to pay premium on policy #___________________

Send out:

☐ Regular mail

☐ Overnight

☐ Charge financial professional account firm/rep code _______________________

☐ Overnight account # (FedEx or UPS) _____________________________

Special Instructions:

☐ Saturday delivery

☐ Signature needed for overnight

☐ Other________________________________

Systematic Distributions

☐	Cancel systematic distributions (this will cancel any future distributions, but is not allowed on policies with NLGA and funds in variable sub-accounts)

•	Policy cannot be a MEC • Available on all UL products • Monthly, quarterly, semi-annual, or annual distributions • Start date must be within 30 days of the date the request is received.

☐	Start a systematic distribution (loans only) Amount: ___________ Start date: _____________

Frequency (check one): ☐ Monthly ☐ Quarterly ☐ Semi-annually ☐ Annually Distribution date: (1st - 28th) ____

Insert rate type (check one): ☐ Fixed ☐ Variable

Disclaimer: You have initiated a systematic distribution for policy #______________. A loan in the amount of $_________will be processed ___________________________ on the _______ of the month and mailed out the following day.

monthly/quarterly/semi-annually/annually

This systematic distribution will begin on __________________. Is this correct? ☐ Yes ☐ No

(Start date)

Additional Remarks:

F83362 Rev 5-2023	2 of 12

All Policies	With DBGA-FLEX	With NLGA
NET PREMIUM ALLOCATIONS/ MONTHLY CHARGE/LOAN ALLOCATION OPTIONS	Client: Did you consult with your financial professional about this transaction and how it can affect your policy?

Check to see if a systematic rebalance currently exists. If it does, say: “I see there is a systematic rebalance set up to occur on this policy (monthly, quarterly, semi-annually, annually). Would you like this changed?”

If no, read the following:

☐ This policy has the Death Benefit Guarantee Flex Agreement, this request could alter how the benefit will affect your policy. Please see your prospectus or contact your financial professional(s) for additional questions.

• Continue to next column, if applicable.

Rep: Did you discuss this transaction with your client?

If no, read the following:

☐ Since this policy has the Death Benefit Guarantee Flex Agreement, this request could alter how the benefit will affect the policy.

Check one for Monthly Charge Allocations:

☐ Add

☐ Change

☐ Cancel

Account Options	Net Premium %	Monthly Charges %
Guaranteed Interest Account
AB VPS Dynamic Asset Allocation - Class B*
AB VPS International Value - Class A
American Century VP Disciplined Core Value Fund - Class I
American Century VP Inflation Protection - Class I
American Funds IS Capital World Bond Fund - Class 1
American Funds IS Global Small Cap - Class 1
American Funds IS Growth - Class 1
American Funds IS Growth-Income - Class 1
American Funds IS International - Class 1
American Funds IS New World® - Class 1
American Funds IS U.S. Govt. Sec - Class 1
BlackRock International Index V.I. Fund - Class I Shares
BlackRock Small Cap Index V.I. Fund - Class I Shares
ClearBridge Variable Small Cap Growth - Class I
Delaware Ivy VIP Asset Strategy - Class II
Delaware Ivy VIP Core Equity - Class II
Delaware Ivy VIP Global Growth - Class II
Delaware Ivy VIP International Core Equity - Class II
Delaware Ivy VIP Mid Cap Growth - Class II
Delaware Ivy VIP Pathfinder Moderate-Mgd Vol - Class II*
Delaware Ivy VIP Science & Technology - Class II
Delaware Ivy VIP Smid Cap Core - Class II
Fidelity® VIP Bond Index Portfolio - Initial Class Shares
Fidelity® VIP Equity-Income PortfolioSM- Initial Class
Fidelity® VIP Mid Cap Portfolio - Initial Class
Franklin Small Cap Value VIP Fund - Class 1
Invesco Oppenheimer V.I. International Growth Fund Series I Shares
Invesco V.I. American Value - Series I
Invesco V.I. Comstock - Series I

F83362 Rev 5-2023	3 of 12

Account Options	Net Premium %	Monthly Charges %
Invesco V.I. Main Street Small Cap Fund® Series I Shares
Janus Henderson VIT Balanced - Institutional Shares
Janus Henderson VIT Flexible Bond - Institutional Shares
Janus Henderson VIT Forty - Institutional Shares
Janus Henderson VIT Mid Cap Value - Institutional Shares
Janus Henderson VIT Overseas - Institutional Shares
MFS® VIT II International Intrinsic Value - Initial Class
MFS® VIT Mid Cap Growth - Initial Class
Morgan Stanley VIF Emerging Markets Equity - Class II
Morningstar Aggressive Growth ETF Asset Allocation - Class I
Morningstar Balanced ETF Asset Allocation - Class I
Morningstar Conservative ETF Asset Allocation - Class I
Morningstar Growth ETF Asset Allocation - Class I
Morningstar Income & Growth ETF Asset Allocation - Class I
Neuberger Berman AMT Sustainable Equity Portfolio - Class I
PIMCO VIT Global Diversified Allocation - Advisor Class*
PIMCO VIT International Bond Portfolio - Advisor Class
PIMCO VIT Low Duration - Institutional Class
PIMCO VIT Total Return - Institutional Class
Putnam VT International Equity Fund - Class IA Shares
Putnam VT International Value Fund - Class IA Shares
Putnam VT Large Cap Growth Fund - Class IA Shares
Putnam VT Large Cap Value Fund - Class IA Shares
SFT Balanced Stabilization Fund*
SFT Core Bond - Class 1
SFT Delaware IvySM Growth Fund
SFT Delaware IvySM Small Cap Growth Fund
SFT Equity Stabilization Fund*
SFT Government Money Market
SFT Index 400 Mid-Cap - Class 1
SFT Index 500 - Class 1
SFT International Bond - Class 1
SFT Real Estate Securities - Class 1
SFT T. Rowe Price Value Fund
SFT Wellington Core Equity Fund - Class 1
T. Rowe Price Health Sciences Portfolio – II Class
TOPS® Target Range™ Portfolio – Class S Shares
TOPS® Managed Risk Flex ETF Portfolio*
Vanguard® VIF Balanced Portfolio
Vanguard® VIF Capital Growth Portfolio
Vanguard® VIF Diversified Value Portfolio
Vanguard® VIF Equity Income Portfolio
Vanguard® VIF High Yield Bond Portfolio
Vanguard® VIF International Portfolio
Vanguard® VIF Short-Term Investment-Grade Portfolio
Vanguard® VIF Small Company Growth Portfolio
Vanguard® VIF Total Bond Market Index Portfolio
Vanguard® VIF Total Stock Market Index Portfolio

Indexed Account Options	Net Premium %	Monthly Charges %	Loan %
Index A: S&P 500®[1] 100% Participation
Index B: S&P 500®[1] 140% Participation
Index G: S&P 500 Low Volatility®[1] Index (1-year)

*	Designated account as it relates to the Death Benefit Guarantee Flex Agreement

F83362 Rev 5-2023	4 of 12

Dollar Cost Averaging (DCA) of premium

All Policies	With DBGA FLEX	With NLGA

Client: Did you consult with your financial professional about this transaction and how it can affect your policy?

If no, read the following:

☐ This policy has the Death Benefit Guarantee Flex Agreement, this request could alter how the benefit will affect your policy. Please see your prospectus or contact your financial professional(s) for additional questions.

Rep: Did you discuss this transaction with your client?

If no, read the following:

☐ Since this policy has the Death Benefit Guarantee Flex Agreement, this request could alter how the benefit will affect the policy.

☐	Dollar Cost Average all future premiums. (Not available for monthly premium payment).

☐	Dollar Cost Average all existing accumulation value. (Any accumulation value in the Indexed Accounts will be transferred at each segment’s term).

☐	Dollar Cost Average a portion of existing accumulation value. Enter transfer details below. Request amounts (%) to be moved to the Guaranteed Interest Account for Dollar Cost Averaging.

☐

Cancel my Dollar Cost Averaging Arrangement. (All future DCA transfers will be cancelled. Any value remaining in the Guaranteed Interest Account designated for DCA will remain in the Guaranteed Interest Account unless you request a transfer or rebalance).

From		To
Account:	%	Guaranteed Interest Account for Dollar Cost
Account:	%	Averaging
Account:	%
Account:	%
Account:	%
Account:	%
Account:	%
Account:	%

F83362 Rev 5-2023	5 of 12

Rebalance

All Policies	With DGBFA	With NLGA

Client: Did you consult with your financial professional about this transaction and how it can affect your policy?

If no, read the following:

☐ This policy has the Death Benefit Guarantee Flex Agreement, this request could alter how the benefit will affect your policy. Please see your prospectus or contact your financial professional(s) for additional questions.

Rep: Did you discuss this transaction with your client? If no, read the following:

☐ Since this policy has the Death Benefit Guarantee Flex Agreement, this request could alter how the benefit will affect the policy.

I elect to (check all that apply)

(Rebalances are not available from or to Indexed Accounts)

☐	One-time rebalance of variable sub-accounts and Guaranteed Interest Account accumulation value (complete chart below)

☐	One-time rebalance of variable sub-accounts Guaranteed Interest Account accumulation value to new premium allocations

☐	Start a systematic rebalance (complete chart, 1, 2, 3 below)

☐	Change allocations of a systematic rebalance (complete chart below)

☐	Change the frequency of a systematic rebalance (complete 1, 3 below)

☐	Change the systematic rebalance date (complete 1, 2 below)

☐	Cancel the systematic rebalance

From	To
Indicate to Caller:	Account:	%
Rebalance is ALL	Account:	%
Accumulation Value from	Account:	%
variable sub-accounts and guaranteed interest	Account:	%
account. Rebalances are	Account:	%
not available TO or FROM	Account:	%
Indexed Accounts.	Account:	%
	Account:	%

Total 100%

Complete the appropriate sections below for the requested transaction above

1. Start/Change

☐ Start on __________ month ___________ year

☐ Change on __________ month ___________ year

2. Day

__________ (options 1-28)

3. Frequency

☐ Monthly ☐ Quarterly ☐ Semi-annual ☐ Annual

F83362 Rev 5-2023	6 of 12

Transfer or Systematic Transfer

All Policies	With DBGA FLEX	With NLGA

Client: Did you consult with your financial professional about this transaction and how it can affect your policy?

If no, read the following:

☐ This policy has the Death Benefit Guarantee Flex Agreement, this request could alter how the benefit will affect your policy. Please see your prospectus or contact your financial professional(s) for additional questions.

Rep: Did you discuss this transaction with your client?

If no, read the following:

☐ Since this policy has the Death Benefit Guarantee Flex Agreement, this request could alter how the benefit will affect the policy.

I elect to (check all that apply)

(Systematic Transfers are not available from Indexed Accounts)

☐	One-time transfer of accumulation value (complete chart)

☐	Start a systematic transfer (complete 4, 5, 6, chart)

☐	Change allocations of a systematic transfer (complete 4, chart)

☐	Change the frequency of a systematic transfer (complete 4, 6)

☐	Change the systematic transfer date (complete 4, 5)

☐	Cancel the systematic transfer (complete 4)

Complete the appropriate sections below for the requested transaction above

4. Start/Change/End

☐ Start on __________ month___________ year

☐ Change on __________ month ___________ year

☐ End on __________ month ___________ year

5. Day

__________ (options 1-28)

6. Frequency

☐ Monthly ☐ Quarterly ☐ Semi-annual ☐ Annual

Notes:

From Variable Sub-Accounts and Guaranteed Interest Account

Account Options	Percentage	Dollar Amount
Guaranteed Interest Account	%	$
AB VPS Dynamic Asset Allocation - Class B*	%	$
AB VPS International Value - Class A	%	$
American Century VP Disciplined Core Value Fund - Class I	%	$
American Century VP Inflation Protection - Class I	%	$
American Funds IS Capital World Bond Fund - Class 1%		$
American Funds IS Global Small Cap - Class 1%		$
American Funds IS Growth - Class 1%		$
American Funds IS Growth-Income - Class 1%		$
American Funds IS International - Class 1%		$
American Funds IS New World® - Class 1%		$
American Funds IS U.S. Govt. Sec - Class 1%		$
BlackRock International Index V.I. Fund - Class I Shares	%	$
BlackRock Small Cap Index V.I. Fund - Class I Shares	%	$

F83362 Rev 5-2023	7 of 12

From Variable Sub-Accounts and Guaranteed Interest Account (continued)

Account Options	Percentage	Dollar Amount
ClearBridge Variable Small Cap Growth - Class I	%	$
Delaware Ivy VIP Asset Strategy - Class II	%	$
Delaware Ivy VIP Core Equity - Class II	%	$
Delaware Ivy VIP Global Growth - Class II	%	$
Delaware Ivy VIP International Core Equity - Class II	%	$
Delaware Ivy VIP Mid Cap Growth - Class II	%	$
Delaware Ivy VIP Pathfinder Moderate-Mgd Vol - Class II*	%	$
Delaware Ivy VIP Science & Technology - Class II	%	$
Delaware Ivy VIP Smid Cap Core - Class II	%	$
Fidelity® VIP Bond Index Portfolio - Initial Class Shares	%	$
Fidelity® VIP Equity-Income PortfolioSM- Initial Class	%	$
Fidelity® VIP Mid Cap Portfolio - Initial Class	%	$
Franklin Small Cap Value VIP Fund - Class 1%		$
Invesco Oppenheimer V.I. International Growth Fund Series I Shares	%	$
Invesco V.I. American Value - Series I	%	$
Invesco V.I. Comstock - Series I	%	$
Invesco V.I. Main Street Small Cap Fund® Series I Shares	%	$
Janus Henderson VIT Balanced - Institutional Shares	%	$
Janus Henderson VIT Flexible Bond - Institutional Shares	%	$
Janus Henderson VIT Forty - Institutional Shares	%	$
Janus Henderson VIT Mid Cap Value - Institutional Shares	%	$
Janus Henderson VIT Overseas - Institutional Shares	%	$
MFS® VIT II International Intrinsic Value - Initial Class*	%	$
MFS® VIT Mid Cap Growth - Initial Class	%	$
Morgan Stanley VIF Emerging Markets Equity - Class II	%	$
Morningstar Aggressive Growth ETF Asset Allocation - Class I	%	$
Morningstar Balanced ETF Asset Allocation - Class I	%	$
Morningstar Conservative ETF Asset Allocation - Class I	%	$
Morningstar Growth ETF Asset Allocation - Class I	%	$
Morningstar Income & Growth ETF Asset Allocation - Class I	%	$
Neuberger Berman AMT Sustainable Equity Portfolio - Class I	%	$
PIMCO VIT Global Diversified Allocation - Advisor Class*	%	$
PIMCO VIT International Bond Portfolio - Advisor Class	%	$
PIMCO VIT Low Duration - Institutional Class	%	$
PIMCO VIT Total Return - Institutional Class	%	$
Putnam VT International Equity Fund - Class IA Shares	%	$
Putnam VT International Value Fund - Class IA Shares	%	$
Putnam VT Large Cap Growth Fund - Class IA Shares	%	$
Putnam VT Large Cap Value Fund - Class IA Shares	%	$
SFT Balanced Stabilization Fund*	%	$
SFT Core Bond - Class 1%		$
SFT Equity Stabilization Fund*	%	$
SFT Delaware IvySM Growth Fund	%	$
SFT Delaware IvySM Small Cap Growth Fund	%	$
SFT Government Money Market	%	$
SFT Index 400 Mid-Cap - Class 1%		$
SFT Index 500 - Class 1%		$
SFT International Bond - Class 1%		$
SFT Real Estate Securities - Class 1%		$
SFT T. Rowe Price Value Fund	%	$
SFT Wellington Core Equity Fund - Class 1%		$
T. Rowe Price Health Sciences Portfolio – II Class	%	$
TOPS® Managed Risk Flex ETF Portfolio*	%	$
TOPS® Target Range™ Portfolio – Class S Shares	%	$

F83362 Rev 5-2023	8 of 12

From Variable Sub-Accounts and Guaranteed Interest Account (continued)

Account Options	Percentage	Dollar Amount
Vanguard® VIF Balanced Portfolio	%	$
Vanguard® VIF Capital Growth Portfolio	%	$
Vanguard® VIF Diversified Value Portfolio	%	$
Vanguard® VIF Equity Income Portfolio	%	$
Vanguard® VIF High Yield Bond Portfolio	%	$
Vanguard® VIF International Portfolio	%	$
Vanguard® VIF Short-Term Investment-Grade Portfolio	%	$
Vanguard® VIF Small Company Growth Portfolio	%	$
Vanguard® VIF Total Bond Market Index Portfolio	%	$
Vanguard® VIF Total Stock Market Index Portfolio	%	$

To
Account Options	Percentage	Dollar Amount
Guaranteed Interest Account	%	$
AB VPS Dynamic Asset Allocation - Class B*	%	$
AB VPS International Value - Class A	%	$
American Century VP Disciplined Core Value Fund - Class I	%	$
American Century VP Inflation Protection - Class I	%	$
American Funds IS Capital World Bond Fund - Class 1%		$
American Funds IS Global Small Cap - Class 1%		$
American Funds IS Growth - Class 1%		$
American Funds IS Growth-Income - Class 1%		$
American Funds IS International - Class 1%		$
American Funds IS New World® - Class 1%		$
American Funds IS U.S. Govt. Sec - Class 1%		$
BlackRock International Index V.I. Fund - Class I Shares	%	$
BlackRock Small Cap Index V.I. Fund - Class I Shares	%	$
ClearBridge Variable Small Cap Growth - Class I	%	$
Delaware Ivy VIP Asset Strategy - Class II	%	$
Delaware Ivy VIP Core Equity - Class II	%	$
Delaware Ivy VIP Global Growth - Class II	%	$
Delaware Ivy VIP International Core Equity - Class II	%	$
Delaware Ivy VIP Mid Cap Growth - Class II	%	$
Delaware Ivy VIP Pathfinder Moderate-Mgd Vol - Class II*	%	$
Delaware Ivy VIP Science & Technology - Class II	%	$
Delaware Ivy VIP Smid Cap Core - Class II	%	$
Fidelity® VIP Bond Index Portfolio - Initial Class Shares	%	$
Fidelity® VIP Equity-Income PortfolioSM- Initial Class	%	$
Fidelity® VIP Mid Cap Portfolio - Initial Class	%	$
Franklin Small Cap Value VIP Fund - Class 1%		$
Invesco Oppenheimer V.I. International Growth Fund Series I Shares	%	$
Invesco V.I. American Value - Series I	%	$
Invesco V.I. Comstock - Series I	%	$
Invesco V.I. Main Street Small Cap Fund® Series I Shares	%	$
Janus Henderson VIT Balanced - Institutional Shares	%	$
Janus Henderson VIT Flexible Bond - Institutional Shares	%	$
Janus Henderson VIT Forty - Institutional Shares	%	$
Janus Henderson VIT Mid Cap Value - Institutional Shares	%	$
Janus Henderson VIT Overseas - Institutional Shares	%	$
MFS® VIT II International Intrinsic Value - Initial Class*	%	$
MFS® VIT Mid Cap Growth - Initial Class	%	$
Morgan Stanley VIF Emerging Markets Equity - Class II	%	$

F83362 Rev 5-2023	9 of 12

To
Account Options	Percentage	Dollar Amount
Morningstar Aggressive Growth ETF Asset Allocation - Class I	%	$
Morningstar Balanced ETF Asset Allocation - Class I	%	$
Morningstar Conservative ETF Asset Allocation - Class I	%	$
Morningstar Growth ETF Asset Allocation - Class I	%	$
Morningstar Income & Growth ETF Asset Allocation - Class I	%	$
Neuberger Berman AMT Sustainable Equity Portfolio - Class	%	$
PIMCO VIT Global Diversified Allocation - Advisor Class*	%	$
PIMCO VIT International Bond Portfolio - Advisor Class	%	$
PIMCO VIT Low Duration - Institutional Class	%	$
PIMCO VIT Total Return - Institutional Class	%	$
Putnam VT International Equity Fund - Class IA Shares	%	$
Putnam VT International Value Fund - Class IA Shares	%	$
Putnam VT Large Cap Growth Fund - Class IA Shares	%	$
Putnam VT Large Cap Value Fund - Class IA Shares	%	$
SFT Balanced Stabilization Fund*	%	$
SFT Core Bond - Class 1%		$
SFT Delaware IvySM Growth Fund	%	$
SFT Delaware IvySM Small Cap Growth Fund	%	$
SFT Equity Stabilization Fund*	%	$
SFT Government Money Market	%	$
SFT Index 400 Mid-Cap - Class 1%		$
SFT Index 500 - Class 1%		$
SFT International Bond - Class 1%		$
SFT Real Estate Securities - Class 1%		$
SFT T. Rowe Price Value Fund	%	$
SFT Wellington Core Equity Fund - Class 1%		$
T. Rowe Price Health Sciences Portfolio – II Class	%	$
TOPS® Managed Risk Flex ETF Portfolio*	%	$
TOPS® Target Range™ Portfolio – Class S Shares	%	$
Vanguard® VIF Balanced Portfolio	%	$
Vanguard® VIF Capital Growth Portfolio	%	$
Vanguard® VIF Diversified Value Portfolio	%	$
Vanguard® VIF Equity Income Portfolio	%	$
Vanguard® VIF High Yield Bond Portfolio	%	$
Vanguard® VIF International Portfolio	%	$
Vanguard® Short-Term Investment-Grade Portfolio	%	$
Vanguard® Small Company Growth Portfolio	%	$
Vanguard® Total Bond Market Index Portfolio	%	$
Vanguard® Total Stock Market Index Portfolio	%	$

Indexed Allocation Options	Percentage	Dollar Amount
Index A: S&P 500®[1] 100% Participation	%	$
Index B: S&P 500®[1] 140% Participation	%	$
Index G: S&P 500 Low Volatility®[1] Index (1-year)%		$

*	Designated account as it relates to the Death Benefit Guarantee Flex Agreement

F83362 Rev 5-2023	10 of 12

One-Time Transfer from Indexed Accounts

All Policies	With DBGA Flex	With NLGA

Client: Did you consult with your financial professional about this transaction and how it can affect your policy?

If no, read the following:

☐ This policy has the Death Benefit Guarantee Flex Agreement, this request could alter how the benefit will affect your policy. Please see your prospectus or contact your financial professional(s) for additional questions.

Rep: Did you discuss this transaction with your client?

If no, read the following:

☐ Since this policy has the Death Benefit Guarantee Flex Agreement, this request could alter how the benefit will affect the policy.

Check for pending/future transfers.

☐	No transfer exists

☐	Cancel the transfer and set up a new transfer below, Say “I see you have a transfer in progress. We will need to cancel this transfer in order to set up a new transfer.”

Indexed Allocation Options	Percentage
Index A: S&P 500® 100% Participation	%
Index B: S&P 500® 140% Participation	%
Index G: S&P® Low Volatility Index (1-year)%

To
Account Options	Percentage
Guaranteed Interest Account	%
AB VPS Dynamic Asset Allocation - Class B*	%
AB VPS International Value - Class A	%
American Century VP Disciplined Core Value Fund - Class I	%
American Century VP Inflation Protection - Class I	%
American Funds IS Capital World Bond Fund - Class 1%
American Funds IS Global Small Cap - Class 1%
American Funds IS Growth - Class 1%
American Funds IS Growth-Income - Class 1%
American Funds IS International - Class 1%
American Funds IS New World® - Class 1%
American Funds IS U.S. Govt. Sec - Class 1%
BlackRock International Index V.I. Fund - Class I Shares	%
BlackRock Small Cap Index V.I. Fund - Class I Shares	%
ClearBridge Variable Small Cap Growth - Class I	%
Delaware Ivy VIP Asset Strategy - Class II	%
Delaware Ivy VIP Core Equity - Class II	%
Delaware Ivy VIP Global Growth - Class II	%
Delaware Ivy VIP International Core Equity - Class II	%
Delaware Ivy VIP Mid Cap Growth - Class II	%
Delaware Ivy VIP Pathfinder Moderate-Mgd Vol - Class II*	%
Delaware Ivy VIP Science & Technology - Class II	%
Delaware Ivy VIP Smid Cap Core - Class II	%
Fidelity® VIP Bond Index Portfolio - Initial Class Shares	%
Fidelity® VIP Equity-Income PortfolioSM- Initial Class	%
Fidelity® VIP Mid Cap Portfolio - Initial Class	%
Franklin Small Cap Value VIP Fund - Class 1%
Invesco Oppenheimer V.I. International Growth Fund Series I Shares	%
Invesco V.I. American Value - Series I	%
Invesco V.I. Comstock - Series I	%

F83362 Rev 5-2023	11 of 12

To (continued)
Account Options	Percentage
Invesco V.I. Main Street Small Cap Fund® Series I Shares	%
Janus Henderson VIT Balanced - Institutional Shares	%
Janus Henderson VIT Flexible Bond - Institutional Shares	%
Janus Henderson VIT Forty - Institutional Shares	%
Janus Henderson VIT Mid Cap Value - Institutional Shares	%
Janus Henderson VIT Overseas - Institutional Shares	%
MFS® VIT II International Intrinsic Value - Initial Class*	%
MFS® VIT Mid Cap Growth - Initial Class	%
Morgan Stanley VIF Emerging Markets Equity - Class II	%
Morningstar Aggressive Growth ETF Asset Allocation - Class I	%
Morningstar Balanced ETF Asset Allocation - Class I	%
Morningstar Conservative ETF Asset Allocation - Class I	%
Morningstar Growth ETF Asset Allocation - Class I	%
Morningstar Income & Growth ETF Asset Allocation - Class I	%
Neuberger Berman AMT Sustainable Equity Portfolio - Class I	%
PIMCO VIT Global Diversified Allocation - Advisor Class*	%
PIMCO VIT International Bond Portfolio - Advisor Class	%
PIMCO VIT Low Duration - Institutional Class	%
PIMCO VIT Total Return - Institutional Class	%
Putnam VT International Equity Fund - Class IA Shares	%
Putnam VT International Value Fund - Class IA Shares	%
Putnam VT Large Cap Growth Fund - Class IA Shares	%
Putnam VT Large Cap Value Fund - Class IA Shares	%
SFT Balanced Stabilization Fund*	%
SFT Core Bond - Class 1%
SFT Delaware IvySM Growth Fund	%
SFT Delaware IvySM Small Cap Growth Fund	%
SFT Equity Stabilization Fund*	%
SFT Government Money Market	%
SFT Index 400 Mid-Cap - Class 1%
SFT Index 500 - Class 1%
SFT International Bond - Class 1%
SFT Real Estate Securities - Class 1%
SFT T. Rowe Price Value Fund	%
SFT Wellington Core Equity Fund - Class 1%
T. Rowe Price Health Sciences Portfolio – II Class	%
TOPS® Managed Risk Flex ETF Portfolio*	%
TOPS® Target Range™ Portfolio – Class S Shares	%
Vanguard® VIF Balanced Portfolio	%
Vanguard® VIF Capital Growth Portfolio	%
Vanguard® VIF Diversified Value Portfolio	%
Vanguard® VIF Equity Income Portfolio	%
Vanguard® VIF High Yield Bond Portfolio	%
Vanguard® VIF International Portfolio	%
Vanguard® Short-Term Investment-Grade Portfolio	%
Vanguard® Small Company Growth Portfolio	%
Vanguard® Total Bond Market Index Portfolio	%
Vanguard® Total Stock Market Index Portfolio	%

Indexed Allocation Options	Percentage
Index A: S&P 500® 100% Participation	%
Index B: S&P 500® 140% Participation	%
Index G: S&P 500 Low Volatility®[1] Index (1-year)%

Total 100%

*	Designated account as it relates to the Death Benefit Guarantee Flex Agreement

F83362 Rev 5-2023	12 of 12